OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2023 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value

Auto Components - 2.5%
Miller Industries, Inc.	65,000	$2,297,750

Auto Manufacturers - 2.7%
Blue Bird Corporation (a)(b)	118,000	2,410,740

Automobiles - 2.4%
Winnebago Industries, Inc. (a)	37,235	2,148,460

Banks - 1.9%
First Hawaiian, Inc.	83,000	1,712,290

Commercial Banks - 6.6%
Citizens Financial Group, Inc. (a)	78,900	2,396,193
Home BancShares, Inc. (a)	93,000	2,019,030
Prosperity Bancshares, Inc. (a)	25,600	1,574,912
		5,990,135
Commercial Services & Supplies - 6.5%
ABM Industries, Inc. (a)	43,997	1,977,225
Brady Corporation - Class A	47,200	2,536,056
Korn Ferry	27,000	1,396,980
		5,910,261
Containers & Packaging - 2.7%
WestRock Company	79,050	2,408,653

Diversified Financial Services - 3.3%
Invesco Ltd. (c)	179,000	2,935,600

Electrical Equipment - 1.6%
Generac Holdings, Inc. (a)(b)	13,450	1,452,734

Electronic Equipment, Instruments & Components - 3.1%
Vishay Intertechnology, Inc. (a)	122,000	2,759,640

Electronics - 3.3%
Sensata Technologies Holding PLC (a)(c)	58,700	2,936,174

Entertainment - 4.0%
Warner Bros Discovery, Inc. (b)	237,250	3,582,475

Health Care Equipment & Supplies - 2.1%
Zimmer Biomet Holdings, Inc.	14,750	1,905,700

Health Care Products - 2.9%
Integra LifeSciences Holdings Corporation (a)(b)	45,000	2,583,450

Hotels, Restaurants & Leisure - 2.8%
Denny's Corporation (b)	227,630	2,540,351

Household Durables - 6.3%
Central Garden & Pet Company - Class A (a)(b)	82,000	3,203,740
Mohawk Industries, Inc. (b)	24,750	2,480,445
		5,684,185
Household Products - 2.1%
Reynolds Consumer Products, Inc. (a)	70,400	1,936,000

Industrial Equipment Wholesale - 2.7%
WESCO International, Inc.	15,600	2,410,824

Leisure Products - 3.3%
Johnson Outdoors, Inc.	48,000	3,024,480

Machinery - 9.6%
Gates Industrial Corporation PLC (b)(c)	220,000	3,055,800
Graham Corporation (b)	133,860	1,750,889
Shyft Group, Inc.	109,000	2,479,750
Timken Company (a)	17,000	1,389,240
		8,675,679
Materials - 2.2%
Axalta Coating Systems Ltd. (b)(c)	65,000	1,968,850

Pharmaceuticals - 3.4%
Prestige Consumer Healthcare, Inc. (b)	49,000	3,068,870

Real Estate Management & Development - 4.7%
Cushman & Wakefield Plc (a)(b)(c)	219,200	2,310,368
Jones Lang LaSalle, Inc. (b)	13,340	1,940,837
		4,251,205
Restaurants - 4.9%
Cracker Barrel Old Country Store, Inc. (a)	14,000	1,590,400
Dine Brands Global, Inc.	41,610	2,814,500
		4,404,900
Semiconductors & Semiconductor Equipment - 2.5%
Kulicke and Soffa Industries, Inc. (a)	42,500	2,239,325

Textiles, Apparel & Luxury Goods - 3.9%
Kontoor Brands, Inc. (a)	45,000	2,177,550
Tapestry, Inc. (a)	30,500	1,314,855
		3,492,405
Transportation Equipment - 1.4%
Wabash National Corporation (a)	53,000	1,303,270

TOTAL COMMON STOCKS (Cost $79,233,753)		86,034,406

SHORT-TERM INVESTMENTS - 4.8%
Money Market Deposit Account - 4.8%
U.S. Bank N.A., 4.48% (d)
Total Money Market Deposit Account	4,309,249	4,309,249
TOTAL SHORT-TERM INVESTMENTS (Cost $4,309,249)		4,309,249

INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 31.5%
Investment Company - 31.5%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (e)
Total Investment Company	28,381,766	28,381,766
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $28,381,766)		28,381,766

TOTAL INVESTMENTS - 131.7%
(Cost $111,924,768)		118,725,421
OTHER ASSETS & LIABILITIES, NET - (31.7)%		(28,546,000)
TOTAL NET ASSETS - 100.0%		$90,179,421

PLC- Public Limited Company
(a)	All or a portion of this security was out on loan at March 31, 2023. Total loaned securities had a value of $28,043,054 at March 31, 2023.
(b)	Non-income producing security.
(c)	U.S. Dollar- denominated foreign security.
(d)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

(e)	The rate quoted is the annualized seven-day yield for the Fund as March 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2023

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$86,034,406	$-	$-	$86,034,406
Short-Term Investment	-	4,309,249	-	-	4,309,249
Investment Purchased with the Cash Proceeds From Securities Lending*	28,381,766		-	-	28,381,766
Total Investments in Securities	$28,381,766	$90,343,655	$-	$-	$118,725,421

*Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy.
Refer to the Schedule of Investments for further information on the classification of investments.